As filed with the Securities and Exchange Commission on August 27, 2004

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant     ☒
Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to Rule 14a-12

PROVINCE HEALTHCARE COMPANY
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:____________
(2)	Aggregate number of securities to which transaction applies:____________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____________
(4)	Proposed maximum aggregate value of transaction:____________
(5)	Total fee paid:____________
☐	Fee paid previously with preliminary materials.____________
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.____________
(1)	Amount previously paid:____________
(2)	Form, Schedule or Registration Statement No.:____________
(3)	Filing Party:____________
(4)	Date Filed:____________

     This filing relates to a planned acquisition of Province Healthcare Company (“Province Healthcare”) and LifePoint Hospitals, Inc. (“LifePoint Hospitals”) pursuant to the terms of an Agreement and Plan of Merger, dated as of August 15, 2004 (the “Merger Agreement”) by and among LifePoint Hospitals, Lakers Holding Corp., Lakers Acquisitions Corp., Pacers Acquisition Corp. and Province Healthcare. The Merger Agreement has been filed with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed by Province Healthcare on August 17, 2004.

     Set forth below is a set of frequently asked questions and answers distributed to Province Healthcare’s (1) senior executives and vice presidents, (2) assistant vice presidents, (3) directors, managers, administrative assistants and staff employees and (4) hospital employees to assist them in understanding the effects of the transaction.

******

Province Healthcare Company
Change of Control
Frequently Asked Questions (FAQ’s)
For Senior Executives and Vice Presidents

Current as of August 26, 2004

     In connection with the proposed merger of the Company with LifePoint Hospitals, Inc., below are a set of frequently asked questions and answers designed to assist you in understanding the transaction. These answers represent our best understanding as of the date of this document. If any of the answers change significantly, we will do our best to inform you:

SEVERANCE

     1. What are my severance benefits?

The specifics of your severance benefits are outlined in your Executive Severance Agreement. Generally this agreement obligates the Company to pay you a certain amount if your employment is terminated for any reason within 24 months following a Change of Control of the Company. Payments will be made in cash and in a lump sum within 10 days of termination of your employment. If your severance is not paid within this 10-day period, the Company is required to pay you interest (at the lesser of 10% or the maximum rate allowed by law) until the full amount is paid.

Please read carefully the detail of your personal Executive Severance Agreement. Should you not have a copy, please consult Howard Wall in our legal department.

     2. Will my severance benefits be subject to “golden parachute” tax?

Sections 280G and 4999 of the federal tax code impose a special 20% excise tax on all “excess parachute payments” made to certain persons (typically executives and directors), where the payments are contingent upon a change in control and exceed a specified amount. Your Executive Severance Agreement provides that if any severance payments or other benefits extended to you would be subject to this excise tax, the Company will “gross up” your benefits by paying you an additional amount to cover the excise tax (and any additional taxes that would be due on this “gross up” payment).

     3. What deductions will be taken from my severance payments?

All applicable taxes (federal, state, local, city) will be withheld at your individual tax rate. These payments are also subject to FICA, Medicare taxes, child support payments, and garnishments.

     4. Can I choose to have 401(k) deductions taken from these payments?

No. Severance payments are not eligible compensation for the 401(k) plan.

     5. What happens to my unused vacation?

If you terminate employment prior to closing, you will receive payment for any portion of your unused vacation in accordance with past Company practices. However, if you continue employment with the new company, your unused vacation time will be subject to the terms and conditions of their vacation policies.

     6. What happens to any bonus I may have earned at the Company?

Bonuses for the fiscal year ending December 31, 2004 will be paid in accordance with the Company’s normal bonus policy. If the closing occurs before December 31, 2004, the Company will pay bonuses based upon amounts accrued for annual incentive bonuses as of September 30, 2004 (the end of the third quarter). For periods after closing in 2005, the bonus plan for the new company will apply.

     7. What if I have current vacation plans scheduled between now and year end?

Reasonable vacation time may be requested and will be approved in accordance with past practice.

     8. Do any special rules apply if I am on an approved leave of absence?

No. The same eligibility rules apply for employees on an approved leave of absence for medical or other reasons.

HEALTH AND WELFARE BENEFITS

     1. Will my health care benefits continue?

Your Company health care benefits will continue at least through the closing of the transaction. After the closing, persons continuing with the new company will participate in the health plans made available by the new company. Persons not continuing with the new company (as well as persons terminating prior to the closing) will have the option to continue medical, dental, vision and certain other benefits in some form for up to 18 months (and in certain cases possibly longer) through COBRA.

     2. What if my employment is terminated?

Your Executive Severance Agreement obligates the Company to maintain health and welfare plan participation for you and your dependents for a specified period if your employment is terminated for any reason within 24 months following a Change of Control of the Company. This participation may be maintained through COBRA (in which case the Company will pay to you a cash amount sufficient to cover your COBRA premiums) or through the purchase of separate insurance.

     3. How does COBRA work?

In the event that you do not continue with the new company, and if you are currently enrolled in medical, dental, vision, or flexible spending account benefits with the

Company, you will receive a COBRA election notice shortly after termination. This notice will explain your cost of continuing any or all of these benefits for yourself and/or your dependents. Please note that persons continuing to be employed by the new company will not be given the choice to take COBRA, but will rather be given the choice of participation in the new company’s benefit plans.

As long as you elect to continue your (or a dependent’s) coverage within 60 days of receiving the COBRA notice, and as long as you provide payment within 45 days after making your election, your coverage will continue without a gap or break, and claims incurred will continue to be covered. For more information regarding COBRA continuation coverage, please refer to the Summary Plan Description for your plan.

     4. Will I be able to continue my flexible spending accounts?

At present, it is believed that you will have flexible spending accounts available to you. If your employment is terminated, you may be eligible to continue these benefits pursuant to COBRA, as described above.

     5. What happens to Basic Life, Accidental Death and Dismemberment (AD&D) insurance?

If you are currently eligible for Basic Life and AD&D, these benefits will continue through the date of closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue these products on your own or to convert to a similar individual product.

     6. What happens to my Long-Term Disability Insurance?

If you are currently eligible for long-term disability insurance, these benefits will continue through the date of closing. In addition, it is anticipated that all employees continuing on with the new company will be immediately eligible to participate in a long-term disability plan sponsored by the new company. If you are receiving long-term disability at the time of the closing, it is anticipated that you will continue to receive those same benefits, subject to the terms and conditions of the Company’s long-term disability plan.

     7. What happens if I have enrolled in supplemental spouse or children life insurance coverage?

If you currently maintain supplemental spouse or dependent life insurance coverage, these benefits will continue through the date of closing. In addition, it is anticipated that you will be able to continue these coverages on your own by converting the present group policy to an individual policy. For more information or for questions regarding your supplemental spouse or dependent life insurance benefits, please contact Hartford Life at (800) 523-2233.

     8. What happens to my Voluntary Whole Life Insurance (offered through UnumProvident) in which I am enrolled?

If you are currently eligible for Voluntary Whole Life Insurance, these benefits will continue through the date of closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue this product on your own or to convert to a similar individual product. If you have questions regarding your Voluntary Whole Life policy, please contact UnumProvident at (800) 635-5597.

9.	What about other voluntary products such as Critical Illness Insurance (offered through UnumProvident or Colonial) or Group Accident Insurance (offered through Continental)?

If you are currently enrolled in other voluntary products, these benefits will continue through the closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue these products on your own or to convert to a similar individual product. If you have questions regarding your Critical Illness policy, please contact UnumProvident at (800) 635-5597 or Colonial at (800) 325-4368. If you have questions regarding your Group Accident Insurance policy, please contact Continental at (800) 433-3036.

     10. What happens to my Short-Term Disability Insurance?

If you are currently eligible for short-term disability insurance, these benefits will continue through the date of closing. In addition, it is anticipated that all employees continuing on with the new company will be immediately eligible to participate in a short-term disability plan sponsored by the new company. If you are receiving short-term disability at the time of the closing, it is anticipated that you will continue to receive those same benefits, subject to the terms and conditions of the Company’s short-term disability plan.

401(k) PLAN

     1. Will my deductions and my company match continue?

The Company does not anticipate making any changes to the 401(k) plan prior to the closing. Therefore, you will be able to continue making deferrals in the same manner as always. In addition, the Company match will continue according to the plan design through the closing as well.

     2. What happens to my account after closing and or if I am terminated?

If you are terminated at any time prior to or after the closing, you will have the right to take a distribution of your account balance or, in some circumstances, leave it in the plan. For more information regarding your distributions options under the 401(k) plan, please refer to your Summary Plan Description. Distribution options for employees who continue with the new company have not yet been determined.

     3. Are the company contributions to my account fully vested?

At present, we do not believe that there will be any change to the vesting schedule for the 401(k) plan, and it is our understanding that your existing years of service will count towards vesting under whatever schedule is adopted for the new company’s 401(k) plan. If that changes, however, the 401(k) plan administrator will inform you. Please note that you cannot ever lose contributions in which you are already vested.

     4. Can I discontinue my participation at any time?

Yes. As always, you may discontinue your participation at any time, provided that you do so with sufficient advance notice. You may contact Putnam directly at (887) 888-4015 or www.ibenefitcenter.com. Please see the Summary Plan Description for your 401(k) plan for details.

     5. What if I have a loan balance?

Prior to the closing, there should be no impact on your plan loan. If, however, treatment of your loan is anticipated to change after the closing, you will be informed as soon as possible.

     6. Who can I contact if I have questions about my 401(k) plan account?

For more information about your 401(k) plan account, call (887) 888-4015 or go to www.ibenefitcenter.com.

EMPLOYEE STOCK PURCHASE PLAN

     1. Will I be able to purchase stock under the ESPP prior to the closing of the transaction?

Yes. If the transaction closes in 2005, the ESPP will continue to operate under its normal terms through the end of 2004 (with stock being purchased on the scheduled December 31, 2004 exercise date). If the closing occurs prior to the end of 2004, the exercise period will be shortened and the exercise date will occur prior to, but as close as possible to, the closing date. We will notify you in advance if the transaction is expected to close prior to the end of 2004.

     2. Can I still make manual contributions?

Yes, as long as you meet the plan eligibility requirements.

     3. What happens to the shares I currently have in my account at Wachovia?

You are the owner of the shares that you have previously purchased under the ESPP. You will also be the owner of any shares purchased under the ESPP in 2004. As such, you will receive the same consideration for your ESPP shares as all other Company shareholders will receive in the transaction. For more information about your ESPP account, call (888) 396-0853.

     4. What do I do with certificates of Company stock I am currently holding?

You will receive a joint proxy statement/prospectus that describes the transaction and the rights of Company shareholders. In connection with the closing, you will receive written instructions that will tell you how to exchange your Company shares for a combination of cash and shares of LifePoint common stock. We encourage you to look for these documents and to read them carefully. If you are unable to locate your stock certificates, we encourage you to call (800) 829-8432 for more information about the procedures required for lost certificates.

     5. Can I discontinue my payroll deductions?

Yes. Remember that if you discontinue your deductions and revoke your election to participate in the ESPP, the Company will return the cash in your ESPP account, without interest, and you will not be able to re-enroll or purchase shares in the ESPP.

STOCK OPTIONS

     1. What happens to my options?

If you do not exercise your options, you will receive a cash payment following the closing of the transaction and your options will be terminated. This cash payment per share will be equal to the “spread” value of your outstanding and unexercised options (even if they are not vested), calculated as the difference between:

(a) the value per share of the Company common stock provided in the merger agreement,

minus

(b) the exercise price of your options.

The value per option share is the same value per share that the Company shareholders receive in the merger (with the LifePoint common stock valued as of the last sale price on the trading day immediately before closing).

If you choose to exercise your stock options and hold your shares prior to the closing of the transaction, you will receive the same consideration for your option shares as all other Company shareholders will receive in the transaction (cash and shares of LifePoint common stock).

     2. Do I need to do anything to receive the cash payment for my options?

No. Any of your options that remain unexercised as of closing will be automatically terminated, and you will receive a check promptly after closing. You are not required to send in any forms or take any action in order to receive the cash-out payment.

     3. What are the tax implications of receiving the cash-out payment?

The cash-out payment will be taxable to you as ordinary income, and the Company will withhold all applicable taxes required to be withheld upon payment. Because tax issues may vary from person to person, we encourage you to discuss these issues with your personal tax advisor.

     4. What happens to my options that are underwater?

In accordance with the merger agreement and the Company’s 1997 Long-Term Incentive Plan, options that have an exercise price greater than the “per share purchase price” immediately prior to the closing will be terminated, and you will not receive any consideration for them.

SUPPLEMENTAL DEFERRED COMPENSATION PLAN

     1. What happens to this plan?

Upon a change in control of the Company, all employer contributions under the Supplemental Deferred Compensation Plan become fully vested and nonforfeitable. In the event that your employment is terminated, your plan distribution will not be reduced by a percentage of the prior employer contributions, as otherwise would be required in the absence of a change in control, and your account balance will be distributed to you in accordance with the normal payment schedule.

TRANSITION

     1. When can we expect this transaction to close?

We anticipate that the closing will occur in the first half of 2005.

     2. Should I start looking for other employment now?

This is very much an individual question and the answer based on each person’s circumstances. We will do our best to keep you informed of new information as it is learned. Keep in mind that your severance benefits under your Executive Severance Agreement may be impacted if you resign prior to the closing of the transaction.

     In connection with the proposed transaction, LifePoint Hospitals and the Company intend to file with the Securities and Exchange Commission (“SEC”) a joint proxy statement/prospectus, as part of a Registration Statement on Form S-4, and other relevant materials. The joint proxy statement/prospectus will be mailed to the stockholders of LifePoint Hospitals and the Comapny. Investors and security holders are advised to read the joint proxy statement/prospectus, registration statement and other relevant materials when they become available, as well as any amendments or supplements to those documents, because they will contain important information about LifePoint Hospitals, the Company and the proposed transaction. In addition, the joint proxy statement/prospectus, registration statement and other relevant materials filed by LifePoint Hospitals or the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by LifePoint Hospitals by contacting Investor Relations, LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee, 37027, Phone: (615) 372-8500 and by the Company by contacting Investor

Relations, Province Healthcare Company, 105 Westwood Place, Suite 400, Brentwood, Tennessee, 37027, Phone: (615) 370-1377.

     LifePoint Hospitals and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of LifePoint Hospitals, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of LifePoint Hospitals common stock, is set forth in the proxy statement for LifePoint Hospitals’ 2004 annual meeting, which was filed with the SEC on April 28, 2004. Information about the directors and executive officers of the Company, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of Company common stock, is set forth in the proxy statement for the Company’s 2004 annual meeting, which was filed with the SEC on April 20, 2004. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

     The foregoing may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Such forward-looking statements reflect the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in the forward-looking statements. For example, such risks, uncertainties, assumptions and other factors include, without limitation, the possibility that (1) the companies may be unable to obtain the required stockholder or regulatory approvals; (2) problems may arise in successfully integrating the businesses of the two companies; (3) the acquisition may involve unexpected costs; (4) the combined company may be unable to achieve cost-cutting synergies; (5) the businesses may suffer as a result of uncertainty surrounding the acquisition; and (6) the combined company may be subject to future regulatory or legislative actions. For a further discussion of these and other risks, uncertainties, assumptions and other factors, see the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update forward-looking statements.

*****

Province Healthcare Company
Change of Control
Frequently Asked Questions (FAQ’s)
For Assistant Vice Presidents

Current as of August 26, 2004

     In connection with the proposed merger of the Company with LifePoint Hospitals, Inc., below are a set of frequently asked questions and answers designed to assist you in understanding the transaction. These answers represent our best understanding as of the date of this document. If any of the answers change significantly, we will do our best to inform you:

RETENTION & SEVERANCE

     1. Am I eligible for retention and severance benefits?

Yes. You have been designated as a participant in the Company’s Retention Plan and are eligible to receive retention and severance benefits, as described below.

     2. What are the retention benefits?

You will receive a cash retention payment equal to your current annual base salary payable on the 90th day following the closing of the transaction (the “Retention Date”), as long as you continue your employment through that date.

     3. What if I am terminated prior to the Retention Date?

You will still receive the full retention payment if you are terminated before the Retention Date in a “Qualifying Termination.” A Qualifying Termination includes a termination by the new company without “cause,” by you for “good reason,” or due to your death or “disability.” If you are terminated prior to the Retention Date for any reason other than a Qualifying Termination, or if you are terminated prior to the closing, you will not receive the retention payment.

     4. What are the severance benefits?

If your employment is terminated in a Qualifying Termination within one year following the closing, you will receive a cash severance payment equal to (a) six months’ salary (based upon your current annual salary), plus (b) the cost of maintaining your coverage under the Company’s health, dental, and vision plans (including coverage of family and eligible dependents, if applicable) for a period of 12 months. This payment will be made in a lump sum, will be based upon the coverage you have on the day before the closing of the transaction, and will be paid to you whether or not you actually elect to continue your benefits through any COBRA provisions.

     5. What is a resignation for “good reason”?

As described above, your resignation for “good reason” is a Qualifying Termination for purposes of the Retention Plan. “Good reason” means that you resign for one of the following reasons after a change in control of the Company:

•	a material adverse change in your position, responsibilities or status;

•	a reduction in your annual base salary;

•	your relocation by the Company to a location that is more than thirty-five (35) miles from your current workplace;

•	the Company’s material breach of any obligation under the Retention Plan, including the failure to make any retention payment or severance payment; or

•	any failure by the Company to require any acquirer to agree to assume its obligations under the Retention Plan.

     6. What if I am terminated prior to the closing?

As described above, if your employment is terminated for any reason prior to the closing of the transaction, you will not receive the retention payment or the severance payment.

     7. What if I am terminated prior to 90 days after closing?

As described above, if your termination is a Qualifying Termination, you will receive your full retention and severance payments.

     8. What if I resign voluntarily following the closing but prior to the 90th day after closing?

As described above, unless your resignation is for “good reason,” it is not a Qualifying Termination. In this circumstance, you will not receive the retention payment or the severance payment.

     9. When will retention and severance benefits be paid?

Retention benefits will be paid on the earlier of the 90th day after the transaction closing or as soon as practical after your termination date should your employment be terminated in a Qualifying Termination after closing but prior to the 90th day.

Severance benefits will be paid in a lump sum at the time of termination, as long as your termination is a Qualifying Termination that occurs after closing but prior to the first anniversary of closing.

     10. What deductions will be taken from my retention and severance payments?

All applicable taxes (federal, state, local, city) will be withheld at your individual tax rate. These payments are also subject to FICA, Medicare taxes, child support payments and garnishments.

     11. Can I choose to have 401(k) deductions taken from these payments?

Both the retention and severance payments will, by their nature, be paid after the Closing Date. With regard to any retention payments, whether you can contribute some amount to a 401(k) plan will depend on the provisions of the new company’s plan, which are as of now unknown. However, we do know that the new company’s 401(k) plan will not be able to allow any amounts to be contributed after termination, so no severance payments will ever be allowed as eligible compensation for the 401(k) plan.

     12. What happens to my unused vacation?

If you terminate employment prior to closing, you will receive payment for any portion of your unused vacation in accordance with past Company practices. However, if you continue employment with the new company, your unused vacation time will be subject to the terms and conditions of their vacation policies.

     13. What happens to any bonus I may have earned at the Company?

Bonuses for the fiscal year ending December 31, 2004 will be paid in accordance with the Company’s normal bonus policy. If the closing occurs before December 31, 2004, the Company will pay bonuses based upon amounts accrued for annual incentive bonuses as of September 30, 2004 (the end of the third quarter). For periods after closing in 2005, the bonus plan for the new company will apply.

     14. What if I have current vacation plans scheduled between now and year end?

Reasonable vacation time may be requested and will be approved in accordance with past practice.

     15. Do any special rules apply if I am on an approved leave of absence?

No. The same eligibility rules apply for employees on an approved leave of absence for medical or other reasons.

     16. Can the retention and severance benefits be changed?

Although the Company does not anticipate any changes in the Plan, we are not vested in any benefits under the Plan, and the Company has the right to interpret or amend the provisions of the plan as may be necessary or desirable. The Plan cannot be amended or terminated by the new company after the Closing Date.

     17. What if I do not agree with the Plan’s determination of my retention or severance benefits?

The Plan contains a claims procedure which must be followed if you feel that you were improperly denied benefits or that your benefits were not calculated correctly. If you have a claim, you must follow this claim procedure prior to going to court. Your human resources department can answer any questions you may have regarding the claims procedure or how to present a claim under the Plan.

HEALTH AND WELFARE BENEFITS

     1. Will my health care benefits continue?

Your Company healthcare benefits will continue at least through the date of closing. After the closing, persons continuing with the new company will participate in the health plans made available by the new company. Persons not continuing with the new company (as well as persons terminating prior to the closing) will have the option to continue medical, dental, vision and certain other benefits in some form for up to 18 months (and in certain cases possibly longer) through COBRA.

     2. How does COBRA work?

In the event that you do not continue with the new company, and if you are currently enrolled in medical, dental, vision, or flexible spending account benefits with the Company, you will receive a COBRA election notice shortly after termination. This notice will explain your cost of continuing any or all of these benefits for yourself and/or your dependents. Please note that persons continuing to be employed by the new company will not be given the choice to take COBRA, but will rather be given the choice of participation in the new company’s benefit plans.

As long as you elect to continue your (or a dependent’s) coverage within 60 days of receiving the COBRA notice, and as long as you provide payment within 45 days after making your election, your coverage will continue without a gap or break, and claims incurred will continue to be covered. For more information regarding COBRA continuation coverage, please refer to the Summary Plan Description for your plan.

     3. Will I be able to continue my flexible spending account?

At present, it is believed that you will have flexible spending accounts available to you. If your employment is terminated, you may be eligible to continue these benefits pursuant to COBRA, as described above.

     4. What happens to Basic Life, Accidental Death and Dismemberment (AD&D) insurance?

If you are currently eligible for Basic Life and AD&D, these benefits will continue through the date of closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue these products on your own or to convert to a similar individual product.

     5. What happens to my Long-Term Disability Insurance?

If you are currently eligible for long-term disability insurance, these benefits will continue through the date of closing. In addition, it is anticipated that all employees continuing on with the new company will be immediately eligible to participate in a long-term disability plan sponsored by the new company. If you are receiving long-term disability at the time of the closing, it is anticipated that you will continue to receive those same benefits, subject to the terms and conditions of the Company’s long-term disability plan.

     6. What happens if I have enrolled in supplemental spouse or children life insurance coverage?

If you currently maintain supplemental spouse or dependent life insurance coverage, these benefits will continue through the date of closing. In addition, it is anticipated that you will be able to continue these coverages on your own by converting the present group policy to an individual policy. For more information or for questions regarding your supplemental spouse or dependent life insurance benefits, please contact Hartford Life at (800) 523-2233.

     7. What happens to my Voluntary Whole Life Insurance (offered through UnumProvident) in which I am enrolled?

If you are currently eligible for Voluntary Whole Life Insurance, these benefits will continue through the date of closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue this product on your own or to convert to a similar individual product. If you have questions regarding your Voluntary Whole Life policy, please contact UnumProvident at (800) 635-5597.

8.	What about other voluntary products such as Critical Illness Insurance (offered through UnumProvident or Colonial) or Group Accident Insurance (offered through Continental)?

If you are currently enrolled in other voluntary products, these benefits will continue through the closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue these products on your own or to convert to a similar individual product. If you have questions regarding your Critical Illness policy, please contact UnumProvident at (800) 635-5597 or Colonial at (800) 325-4368. If you have questions regarding your Group Accident Insurance policy, please contact Continental at (800) 433-3036.

     9. What happens to my Short-Term Disability Insurance?

If you are currently eligible for short-term disability insurance, these benefits will continue through the date of closing. In addition, it is anticipated that all employees continuing on with the new company will be immediately eligible to participate in a short-term disability plan sponsored by the new company. If you are receiving short-term disability at the time of the closing, it is anticipated that you will continue to receive those same benefits, subject to the terms and conditions of the Company’s short-term disability plan.

401(k) PLAN

     1. Will my deductions and my company match continue?

The Company does not anticipate making any changes to the 401(k) plan prior to the closing. Therefore, you will be able to continue making deferrals in the same manner as always. In addition, the Company match will continue according to the plan design through the closing as well.

     2. What happens to my account after closing or if I am terminated?

If you are terminated at any time prior to or after the closing of the transaction, you will have the right to take a distribution of your account balance or, in some circumstances, leave it in the 401(k) plan. For more information regarding your distributions options under the 401(k) plan, please refer to your Summary Plan Description. Distribution options for employees who continue with the new company have not yet been determined.

     3. Are the company contributions to my account fully vested?

At present, we do not believe that there will be any change to the vesting schedule for the 401(k) plan, and it is our understanding that your existing years of service will count towards vesting under whatever schedule is adopted for the new company’s 401(k) plan. If that changes, however, the 401(k) plan administrator will inform you. Please note that you cannot ever lose contributions in which you are already vested.

     4. Can I discontinue my participation at any time?

Yes. As always, you may discontinue your participation at any time, provided that you do so with sufficient advance notice. You may contact Putnam directly at (887) 888-4015 or www.ibenefitcenter.com. Please see the Summary Plan Description for your 401(k) plan for details.

     5. What if I have a loan balance?

Prior to the closing, there should be impact on your plan loan. If, however, treatment of your loan is anticipated to change after the closing, you will be informed as soon as possible.

     6. Who can I contact if I have questions about my 401(k) plan account?

For more information about your 401(k) plan account, call (887) 888-4015 or go to www.ibenefitcenter.com.

EMPLOYEE STOCK PURCHASE PLAN

     1. Will I be able to purchase stock under the ESPP prior to the closing of the transaction?

Yes. If the transaction closes in 2005, the ESPP will continue to operate under its normal terms through the end of 2004 (with stock being purchased on the scheduled December 31, 2004 exercise date). If the closing occurs prior to the end of 2004, the exercise period will be shortened and the exercise date will occur prior to, but as close as possible to, the closing date. We will notify you in advance if the transaction is expected to close prior to the end of 2004.

     2. Can I still make manual contributions?

Yes, as long as you meet the plan eligibility requirements.

     3. What happens to the shares I currently have in my account at Wachovia?

You are the owner of the shares that you have previously purchased under the ESPP. You will also be the owner of any shares purchased under the ESPP in 2004. As such, you will receive the same consideration for your ESPP shares as all other Company shareholders will receive in the transaction. For more information about your ESPP account, call (888) 396-0853.

     4. What do I do with certificates of Company stock I am currently holding?

You will receive a joint proxy statement/prospectus that describes the transaction and the rights of Company shareholders. In connection with the closing, you will receive written instructions that will tell you how to exchange your Company shares for a combination of cash and shares of LifePoint common stock. We encourage you to look for these documents and to read them carefully. If you are unable to locate your stock certificates, we encourage you to call (800) 829-8432 for more information about the procedures required for lost certificates.

     5. Can I discontinue my payroll deductions?

Yes. Remember that if you discontinue your deductions and revoke your election to participate in the ESPP, the Company will return the cash in your ESPP account, without interest, and you will not be able to re-enroll or purchase shares in the ESPP.

STOCK OPTIONS

     1. What happens to my options?

If you do not exercise your options, you will receive a cash payment following the closing of the transaction and your options will be terminated. This cash payment per share will be equal to the “spread” value of your outstanding and unexercised options (even if they are not vested), calculated as the difference between:

(c) the value per share of the Company common stock provided in the merger agreement,

minus

(d) the exercise price of your options.

The value per option share is the same value per share that the Company shareholders receive in the merger (with the LifePoint common stock valued as of the last sale price on the trading day immediately before closing).

If you choose to exercise your stock options and hold your shares prior to the closing of the transaction, you will receive the same consideration for your option shares as all other Company shareholders will receive in the transaction (cash and shares of LifePoint common stock).

     2. Do I need to do anything to receive the cash payment for my options?

No. Any of your options that remain unexercised as of closing will be automatically terminated, and you will receive a check promptly after closing. You are not required to send in any forms or take any action in order to receive the cash-out payment.

     3. What are the tax implications of receiving the cash-out payment?

The cash-out payment will be taxable to you as ordinary income, and the Company will withhold all applicable taxes required to be withheld upon payment. Because tax issues may vary from person to person, we encourage you to discuss these issues with your personal tax advisor.

     4. What happens to my options that are underwater?

In accordance with the merger agreement and the Company’s 1997 Long-Term Incentive Plan, options that have an exercise price greater than the “per share purchase price” immediately prior to the closing will be terminated, and you will not receive any consideration for them.

TRANSITION

     1. When can we expect this transaction to close?

We anticipate that the closing will occur in the first half of 2005.

     2. Should I start looking for other employment now?

This is very much an individual question and the answer based on each person’s circumstances. We will do our best to keep you informed of new information as it is learned. Keep in mind that you will not be eligible to receive retention or severance benefits if you resign prior to the closing of the transaction.

     In connection with the proposed transaction, LifePoint Hospitals and the Company intend to file with the Securities and Exchange Commission (“SEC”) a joint proxy statement/prospectus, as part of a Registration Statement on Form S-4, and other relevant materials. The joint proxy statement/prospectus will be mailed to the stockholders of LifePoint Hospitals and the Comapny. Investors and security holders are advised to read the joint proxy statement/prospectus, registration statement and other relevant materials when they become available, as well as any amendments or supplements to those documents, because they will contain important information about LifePoint Hospitals, the Company and the proposed transaction. In addition, the joint proxy statement/prospectus, registration statement and other relevant materials filed by LifePoint Hospitals or the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by LifePoint Hospitals by contacting Investor Relations, LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee, 37027, Phone: (615) 372-8500 and by the Company by contacting Investor

Relations, Province Healthcare Company, 105 Westwood Place, Suite 400, Brentwood, Tennessee, 37027, Phone: (615) 370-1377.

     LifePoint Hospitals and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of LifePoint Hospitals, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of LifePoint Hospitals common stock, is set forth in the proxy statement for LifePoint Hospitals’ 2004 annual meeting, which was filed with the SEC on April 28, 2004. Information about the directors and executive officers of the Company, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of Company common stock, is set forth in the proxy statement for the Company’s 2004 annual meeting, which was filed with the SEC on April 20, 2004. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

     The foregoing may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Such forward-looking statements reflect the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in the forward-looking statements. For example, such risks, uncertainties, assumptions and other factors include, without limitation, the possibility that (1) the companies may be unable to obtain the required stockholder or regulatory approvals; (2) problems may arise in successfully integrating the businesses of the two companies; (3) the acquisition may involve unexpected costs; (4) the combined company may be unable to achieve cost-cutting synergies; (5) the businesses may suffer as a result of uncertainty surrounding the acquisition; and (6) the combined company may be subject to future regulatory or legislative actions. For a further discussion of these and other risks, uncertainties, assumptions and other factors, see the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update forward-looking statements.

*****

Province Healthcare Company
Change of Control
Frequently Asked Questions (FAQ’s)
For Directors, Managers, Administrative Assistants, and Staff Employees

Current as of August 26, 2004

     In connection with the proposed merger of the Company with LifePoint Hospitals, Inc., below are a set of frequently asked questions and answers designed to assist you in understanding the transaction. These answers represent our best understanding as of the date of this document. If any of the answers change significantly, we will do our best to inform you:

RETENTION & SEVERANCE

     1. Am I eligible for retention and severance benefits?

Yes. You have been designated as a participant in the Company’s Retention Plan and are eligible to receive retention and severance benefits, as described below.

     2. What are the retention benefits?

You will receive a cash retention payment equal to your current annual base salary payable on the 90th day following the closing of the transaction (the “Retention Date”), as long as you continue your employment through that date.

     3. What if I am terminated prior to the Retention Date?

You will still receive the full retention payment if you are terminated before the Retention Date in a “Qualifying Termination.” A Qualifying Termination includes a termination by the new company without “cause,” by you for “good reason,” or due to your death or “disability.” If you are terminated prior to the Retention Date for any reason other than a Qualifying Termination, or if you are terminated prior to the closing, you will not receive the retention payment.

     4. What are the severance benefits?

If your employment is terminated in a Qualifying Termination within one year following the closing, you will receive a cash severance payment equal to the cost of maintaining your coverage under the Company’s health, dental, and vision plans (including coverage of family and eligible dependents, if applicable) for a period of 12 months. This payment will be made in a lump sum, will be based upon the coverage you have on the day before the closing of the transaction, and will be paid to you whether or not you actually elect to continue your benefits through any COBRA provisions.

     5. What is a resignation for “good reason”?

As described above, your resignation for “good reason” is a Qualifying Termination for purposes of the Retention Plan. “Good reason” means that you resign for one of the following reasons after a change in control of the Company:

•	a material adverse change in your position, responsibilities or status;

•	a reduction in your annual base salary;

•	your relocation by the Company to a location that is more than thirty-five (35) miles from your current workplace;

•	the Company’s material breach of any obligation under the Retention Plan, including the failure to make any retention payment or severance payment; or

•	any failure by the Company to require any acquirer to agree to assume its obligations under the Retention Plan.

     6. What if I am terminated prior to the closing?

As described above, if your employment is terminated for any reason prior to the closing of the transaction, you will not receive the retention payment or the severance payment.

     7. What if I am terminated prior to 90 days after closing?

As described above, if your termination is a Qualifying Termination, you will receive your full retention and severance payments.

     8. What if I resign voluntarily following the closing but prior to the 90th day after closing?

As described above, unless your resignation is for “good reason,” it is not a Qualifying Termination. In this circumstance, you will not receive the retention payment or the severance payment.

     9. When will retention and severance benefits be paid?

Retention benefits will be paid on the earlier of the 90th day after the transaction closing or as soon as practical after your termination date should your employment be terminated in a Qualifying Termination after closing but prior to the 90th day.

Severance benefits will be paid in a lump sum at the time of termination, as long as your termination is a Qualifying Termination that occurs after closing but prior to the first anniversary of closing.

     10. What deductions will be taken from my retention and severance payments?

All applicable taxes (federal, state, local, city) will be withheld at your individual tax rate. These payments are also subject to FICA, Medicare taxes, child support payments and garnishments.

     11. Can I choose to have 401(k) deductions taken from these payments?

Both the retention and severance payments will, by their nature, be paid after the Closing Date. With regard to any retention payments, whether you can contribute some amount to a 401(k) plan will depend on the provisions of the new company’s plan, which are as of now unknown. However, we do know that the new company’s 401(k) plan will not be able to allow any amounts to be contributed after termination, so no severance payments will ever be allowed as eligible compensation for the 401(k) plan.

     12. What happens to my unused vacation?

If you terminate employment prior to closing, you will receive payment for any portion of your unused vacation in accordance with past Company practices. However, if you continue employment with the new company, your unused vacation time will be subject to the terms and conditions of their vacation policies.

     13. What happens to any bonus I may have earned at the Company?

Bonuses for the fiscal year ending December 31, 2004 will be paid in accordance with the Company’s normal bonus policy. If the closing occurs before December 31, 2004, the Company will pay bonuses based upon amounts accrued for annual incentive bonuses as of September 30, 2004 (the end of the third quarter). For periods after closing in 2005, the bonus plan for the new company will apply.

     14. What if I have current vacation plans scheduled between now and year end?

Reasonable vacation time may be requested and will be approved in accordance with past practice.

     15. Do any special rules apply if I am on an approved leave of absence?

No. The same eligibility rules apply for employees on an approved leave of absence for medical or other reasons.

     16. Can the retention and severance benefits be changed?

Although the Company does not anticipate any changes in the Plan, we are not vested in any benefits under the Plan, and the Company has the right to interpret or amend the provisions of the plan as may be necessary or desirable. The Plan cannot be amended or terminated by the new company after the Closing Date.

     17. What if I do not agree with the Plan’s determination of my retention or severance benefits?

The Plan contains a claims procedure which must be followed if you feel that you were improperly denied benefits or that your benefits were not calculated correctly. If you have a claim, you must follow this claim procedure prior to going to court. Your human resources department can answer any questions you may have regarding the claims procedure or how to present a claim under the Plan.

HEALTH AND WELFARE BENEFITS

     1. Will my health care benefits continue?

Your Company health care benefits will continue at least through the closing. After the closing, persons continuing with the new company will participate in the health plans made available by the new company. Persons not continuing with the new company (as well as persons terminating prior to the closing) will have the option to continue medical, dental, vision and certain other benefits in some form for up to 18 months (and in certain cases possibly longer) through COBRA.

     2. How does COBRA work?

In the event that you do not continue with the new company, and if you are currently enrolled in medical, dental, vision, or flexible spending account benefits with the Company, you will receive a COBRA election notice shortly after termination. This notice will explain your cost of continuing any or all of these benefits for yourself and/or your dependents. Please note that persons continuing to be employed by the new company will not be given the choice to take COBRA, but will rather be given the choice of participation in the new company’s benefit plans.

As long as you elect to continue your (or a dependent’s) coverage within 60 days of receiving the COBRA notice, and as long as you provide payment within 45 days after making your election, your coverage will continue without a gap or break, and claims incurred will continue to be covered. For more information regarding COBRA continuation coverage, please refer to the Summary Plan Description for your plan.

     3. Will I be able to continue my flexible spending accounts?

At present it is believed that you will have flexible spending accounts available to you. If your employment is terminated, you may be eligible to continue these benefits pursuant to COBRA, as described above.

     4. What happens to Basic Life, Accidental Death and Dismemberment (AD&D) insurance?

If you are currently eligible for Basic Life and AD&D, these benefits will continue through the date of closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue these products on your own or to convert to a similar individual product.

     5. What happens to my Long-Term Disability Insurance?

If you are currently eligible for long-term disability insurance, these benefits will continue through the date of closing. In addition, it is anticipated that all employees continuing on with the new company will be immediately eligible to participate in a long-term disability plan sponsored by the new company. If you are receiving long-term disability at the time of the closing, it is anticipated that you will continue to receive those same benefits, subject to the terms and conditions of the Company’s long-term disability plan.

     6. What happens if I have enrolled in supplemental spouse or children life insurance coverage?

If you currently maintain supplemental spouse or dependent life insurance coverage, these benefits will continue through the date of closing. In addition, it is anticipated that you will be able to continue these coverages on your own by converting the present group policy to an individual policy. For more information or for questions regarding your supplemental spouse or dependent life insurance benefits, please contact Hartford Life at (800) 523-2233.

     7. What happens to my Voluntary Whole Life Insurance (offered through UnumProvident) in which I am enrolled?

If you are currently eligible for Voluntary Whole Life Insurance, these benefits will continue through the date of closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue this product on your own or to convert to a similar individual product. If you have questions regarding your Voluntary Whole Life policy, please contact UnumProvident at (800) 635-5597.

8.	What about other voluntary products such as Critical Illness Insurance (offered through UnumProvident or Colonial) or Group Accident Insurance (offered through Continental)?

If you are currently enrolled in other voluntary products, these benefits will continue through the closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue these products on your own or to convert to a similar individual product. If you have questions regarding your Critical Illness policy, please contact UnumProvident at (800) 635-5597 or Colonial at (800) 325-4368. If you have questions regarding your Group Accident Insurance policy, please contact Continental at (800) 433-3036.

     9. What happens to my Short-Term Disability Insurance?

If you are currently eligible for short-term disability insurance, these benefits will continue through the date of closing. In addition, it is anticipated that all employees continuing on with the new company will be immediately eligible to participate in a short-term disability plan sponsored by the new company. If you are receiving short-term disability at the time of the closing, it is anticipated that you will continue to receive those same benefits, subject to the terms and conditions of the Company’s short-term disability plan.

401(k) PLAN

     1. Will my deductions and my company match continue?

The Company does not anticipate making any changes to the 401(k) plan prior to the closing. Therefore, you will be able to continue making deferrals in the same manner as always. In addition, the Company match will continue according to the plan design through the closing as well.

     2. What happens to my account after closing or if I am terminated?

If you are terminated at any time prior to or after the closing of the transaction, you will have the right to take a distribution of your account balance or, in some circumstances, leave it in the 401(k) plan. For more information regarding your distributions options under the 401(k) plan, please refer to your Summary Plan Description. Distribution options for employees who continue with the new company have not yet been determined.

     3. Are the company contributions to my account fully vested?

At present, we do not believe that there will be any change to the vesting schedule for the 401(k) plan, and it is our understanding that your existing years of service will count towards vesting under whatever schedule is adopted for the new company’s 401(k) plan. If that changes, however, the 401(k) plan administrator will inform you. Please note that you cannot ever lose contributions in which you are already vested.

     4. Can I discontinue my participation at any time?

Yes. As always, you may discontinue your participation at any time, provided that you do so with sufficient advance notice. You may contact Putnam directly at (887) 888-4015 or www.ibenefitcenter.com. Please see the Summary Plan Description for your 401(k) plan for details.

     5. What if I have a loan balance?

Prior to the closing, there should be no impact on your plan loan. If, however, treatment of your loan is anticipated to change after the closing, you will be informed as soon as possible.

     6. Who can I contact if I have questions about my 401(k) plan account?

For more information about your 401(k) plan account, call (887) 888-4015 or go to www.ibenefitcenter.com.

EMPLOYEE STOCK PURCHASE PLAN

     1. Will I be able to purchase stock under the ESPP prior to the closing of the transaction?

Yes. If the transaction closes in 2005, the ESPP will continue to operate under its normal terms through the end of 2004 (with stock being purchased on the scheduled December 31, 2004 exercise date). If the closing occurs prior to the end of 2004, the exercise period will be shortened and the exercise date will occur prior to, but as close as possible to, the closing date. We will notify you in advance if the transaction is expected to close prior to the end of 2004.

     2. Can I still make manual contributions?

Yes, as long as you meet the plan eligibility requirements.

     3. What happens to the shares I currently have in my account at Wachovia?

You are the owner of the shares that you have previously purchased under the ESPP. You will also be the owner of any shares purchased under the ESPP in 2004. As such, you will receive the same consideration for your ESPP shares as all other Company shareholders will receive in the transaction. For more information about your ESPP account, call (888) 396-0853.

     4. What do I do with certificates of Company stock I am currently holding?

You will receive a joint proxy statement/prospectus that describes the transaction and the rights of Company shareholders. In connection with the closing, you will receive written instructions that will tell you how to exchange your Company shares for a combination of cash and shares of LifePoint common stock. We encourage you to look for these documents and to read them carefully. If you are unable to locate your stock certificates, we encourage you to call (800) 829-8432 for more information about the procedures required for lost certificates.

     5. Can I discontinue my payroll deductions?

Yes. Remember that if you discontinue your deductions and revoke your election to participate in the ESPP, the Company will return the cash in your ESPP account, without interest, and you will not be able to re-enroll or purchase shares in the ESPP.

STOCK OPTIONS

     1. What happens to my options?

If you do not exercise your options, you will receive a cash payment following the closing of the transaction and your options will be terminated. This cash payment per share will be equal to the “spread” value of your outstanding and unexercised options (even if they are not vested), calculated as the difference between:

(e) the value per share of the Company common stock provided in the merger agreement,

minus

(f) the exercise price of your options.

The value per option share is the same value per share that the Company shareholders receive in the merger (with the LifePoint common stock valued as of the last sale price on the trading day immediately before closing).

If you choose to exercise your stock options and hold your shares prior to the closing of the transaction, you will receive the same consideration for your option shares as all other Company shareholders will receive in the transaction (cash and shares of LifePoint common stock).

     2. Do I need to do anything to receive the cash payment for my options?

No. Any of your options that remain unexercised as of closing will be automatically terminated, and you will receive a check promptly after closing. You are not required to send in any forms or take any action in order to receive the cash-out payment.

     3. What are the tax implications of receiving the cash-out payment?

The cash-out payment will be taxable to you as ordinary income, and the Company will withhold all applicable taxes required to be withheld upon payment. Because tax issues may vary from person to person, we encourage you to discuss these issues with your personal tax advisor.

     4. What happens to my options that are underwater?

In accordance with the merger agreement and the Company’s 1997 Long-Term Incentive Plan, options that have an exercise price greater than the “per share purchase price” immediately prior to the closing will be terminated, and you will not receive any consideration for them.

TRANSITION

     1. When can we expect this transaction to close?

We anticipate that the closing will occur in the first half of 2005.

     2. Should I start looking for other employment now?

This is very much an individual question and the answer based on each person’s circumstances. We will do our best to keep you informed of new information as it is learned. Keep in mind that you will not be eligible to receive retention or severance benefits if you resign prior to the closing of the transaction.

     In connection with the proposed transaction, LifePoint Hospitals and the Company intend to file with the Securities and Exchange Commission (“SEC”) a joint proxy statement/prospectus, as part of a Registration Statement on Form S-4, and other relevant materials. The joint proxy statement/prospectus will be mailed to the stockholders of LifePoint Hospitals and the Comapny. Investors and security holders are advised to read the joint proxy statement/prospectus, registration statement and other relevant materials when they become available, as well as any amendments or supplements to those documents, because they will contain important information about LifePoint Hospitals, the Company and the proposed transaction. In addition, the joint proxy statement/prospectus, registration statement and other relevant materials filed by LifePoint Hospitals or the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by LifePoint Hospitals by contacting Investor Relations, LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee, 37027, Phone: (615) 372-8500 and by the Company by contacting Investor

Relations, Province Healthcare Company, 105 Westwood Place, Suite 400, Brentwood, Tennessee, 37027, Phone: (615) 370-1377.

     LifePoint Hospitals and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of LifePoint Hospitals, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of LifePoint Hospitals common stock, is set forth in the proxy statement for LifePoint Hospitals’ 2004 annual meeting, which was filed with the SEC on April 28, 2004. Information about the directors and executive officers of the Company, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of Company common stock, is set forth in the proxy statement for the Company’s 2004 annual meeting, which was filed with the SEC on April 20, 2004. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

     The foregoing may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Such forward-looking statements reflect the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in the forward-looking statements. For example, such risks, uncertainties, assumptions and other factors include, without limitation, the possibility that (1) the companies may be unable to obtain the required stockholder or regulatory approvals; (2) problems may arise in successfully integrating the businesses of the two companies; (3) the acquisition may involve unexpected costs; (4) the combined company may be unable to achieve cost-cutting synergies; (5) the businesses may suffer as a result of uncertainty surrounding the acquisition; and (6) the combined company may be subject to future regulatory or legislative actions. For a further discussion of these and other risks, uncertainties, assumptions and other factors, see the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update forward-looking statements.

*****

Province Healthcare Company
Change of Control
Frequently Asked Questions (FAQ’s)
For Hospital Employees

Current as of August 26, 2004

     In connection with the proposed merger of the Company with LifePoint Hospitals, Inc., below are a set of frequently asked questions and answers designed to assist you in understanding the transaction. These answers represent our best understanding as of the date of this document. If any of the answers change significantly, we will do our best to inform you:

GENERAL

     1. How will the merger affect my job?

We have been assured that after the closing of the transaction, all Province affiliated hospital employees, should they choose to, will retain their current jobs, current salaries, and years of service

TRANSITION

     1. When can we expect this transaction to close?

We anticipate that the closing will occur in the first half of 2005.

HEALTH AND WELFARE BENEFITS

     1. Will my health care benefits continue?

Your Company health care benefits will continue at least through the closing. After the closing, persons continuing with the new company will participate in the health plans made available by the new company. Persons not continuing with the new company (as well as persons terminating prior to the closing) will have the option to continue medical, dental, vision and certain other benefits in some form for up to 18 months (and in certain cases possibly longer) through COBRA.

     2. How does COBRA work?

In the event that you do not continue with the new company, and if you are currently enrolled in medical, dental, vision, or flexible spending account benefits with the Company, you will receive a COBRA election notice shortly after termination. This notice will explain your cost of continuing any or all of these benefits for yourself and/or your dependents. Please note that persons continuing to be employed by the new company will not be given the choice to take COBRA, but will rather be given the choice of participation in the new company’s benefit plans.

As long as you elect to continue your (or a dependent’s) coverage within 60 days of receiving the COBRA notice, and as long as you provide payment within 45 days after making your election, your coverage will continue without a gap or break, and claims incurred will continue to be covered. For more information regarding COBRA continuation coverage, please refer to the Summary Plan Description for your plan.

     3. Will I be able to continue my flexible spending accounts?

At present, it is believed that you will have flexible spending accounts available to you. If your employment is terminated, you may be eligible to continue these benefits pursuant to COBRA, as described above.

     4. What happens to Basic Life, Accidental Death and Dismemberment (AD&D) insurance?

If you are currently eligible for Basic Life and AD&D, these benefits will continue through the date of closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue these products on your own or to convert to a similar individual product.

     5. What happens to my Long-Term Disability Insurance?

If you are currently eligible for long-term disability insurance, these benefits will continue through the date of closing. In addition, it is anticipated that all employees continuing on with the new company will be immediately eligible to participate in a long-term disability plan sponsored by the new company. If you are receiving long-term disability at the time of the closing, it is anticipated that you will continue to receive those same benefits, subject to the terms and conditions of the Company’s long-term disability plan.

     6. What happens if I have enrolled in supplemental spouse or children life insurance coverage?

If you currently maintain supplemental spouse or dependent life insurance coverage, these benefits will continue through the date of closing. In addition, it is anticipated that you will be able to continue these coverages on your own by converting the present group policy to an individual policy. For more information or for questions regarding your supplemental spouse or dependent life insurance benefits, please contact Hartford Life at (800) 523-2233.

     7. What happens to my Voluntary Whole Life Insurance (offered through UnumProvident) in which I am enrolled?

If you are currently eligible for Voluntary Whole Life Insurance, these benefits will continue through the date of closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue this product on your own or to convert to a similar individual product. If you have questions regarding your Voluntary Whole Life policy, please contact UnumProvident at (800) 635-5597.

8.	What about other voluntary products such as Critical Illness Insurance (offered through UnumProvident or Colonial) or Group Accident Insurance (offered through Continental)?

If you are currently enrolled in other voluntary products, these benefits will continue through the closing. We will inform you as to whether these benefits will continue as-is, or whether you have the ability to continue these products on your own or to convert to a similar individual product. If you have questions regarding your Critical Illness policy, please contact UnumProvident at (800) 635-5597 or Colonial at (800)

     325-4368. If you have questions regarding your Group Accident Insurance policy, please contact Continental at (800) 433-3036.

     9. What happens to my Short-Term Disability Insurance?

If you are currently eligible for short-term disability insurance, these benefits will continue through the date of closing. In addition, it is anticipated that all employees continuing on with the new company will be immediately eligible to participate in a short-term disability plan sponsored by the new company. If you are receiving short-term disability at the time of the closing, it is anticipated that you will continue to receive those same benefits, subject to the terms and conditions of the Company’s short-term disability plan.

401(k) PLAN

     1. Will my deductions and my company match continue?

The Company does not anticipate making any changes to the 401(k) plan prior to the closing. Therefore, you will be able to continue making deferrals in the same manner as always. In addition, the Company match will continue according to the plan design through the closing as well.

     2. What happens to my account after closing or if I am terminated?

If you are terminated at any time prior to or after the closing of the transaction, you will have the right to take a distribution of your account balance or, in some circumstances, leave it in the 401(k) plan. For more information regarding your distributions options under the 401(k) plan, please refer to your Summary Plan Description. Distribution options for employees who continue with the new company have not yet been determined.

     3. Are the company contributions to my account fully vested?

At present, we do not believe that there will be any change to the vesting schedule for the 401(k) plan, and it is our understanding that your existing years of service will count towards vesting under whatever schedule is adopted for the new company’s 401(k) plan. If that changes, however, the 401(k) plan administrator will inform you. Please note that you cannot ever lose contributions in which you are already vested.

     4. Can I discontinue my participation at any time?

Yes. As always, you may discontinue your participation at any time, provided that you do so with sufficient advance notice. You may contact Putnam directly at (887) 888-4015 or www.ibenefitcenter.com. Please see the Summary Plan Description for your 401(k) plan for details.

     5. What if I have a loan balance?

Prior to the closing, there should be no impact on your plan loan. If, however, treatment of your loan is anticipated to change after the closing, you will be informed as soon as possible.

     6. Who can I contact if I have questions about my 401(k) plan account?

For more information about your 401(k) plan account, call (887) 888-4015 or go to www.ibenefitcenter.com.

EMPLOYEE STOCK PURCHASE PLAN

     1. Will I be able to purchase stock under the ESPP prior to the closing of the transaction?

Yes. If the transaction closes in 2005, the ESPP will continue to operate under its normal terms through the end of 2004 (with stock being purchased on the scheduled December 31, 2004 exercise date). If the closing occurs prior to the end of 2004, the exercise period will be shortened and the exercise date will occur prior to, but as close as possible to, the closing date. We will notify you in advance if the transaction is expected to close prior to the end of 2004.

     2. Can I still make manual contributions?

Yes, as long as you meet the plan eligibility requirements.

     3. What happens to the shares I currently have in my account at Wachovia?

You are the owner of the shares that you have previously purchased under the ESPP. You will also be the owner of any shares purchased under the ESPP in 2004. As such, you will receive the same consideration for your ESPP shares as all other Company shareholders will receive in the transaction. For more information about your ESPP account, call (888) 396-0853.

     4. What do I do with certificates of Company stock I am currently holding?

You will receive a joint proxy statement/prospectus that describes the transaction and the rights of Company shareholders. In connection with the closing, you will receive written instructions that will tell you how to exchange your Company shares for a combination of cash and shares of LifePoint common stock. We encourage you to look for these documents and to read them carefully. If you are unable to locate your stock certificates, we encourage you to call (800) 829-8432 for more information about the procedures required for lost certificates.

     5. Can I discontinue my payroll deductions?

Yes. Remember that if you discontinue your deductions and revoke your election to participate in the ESPP, the Company will return the cash in your ESPP account, without interest, and you will not be able to re-enroll or purchase shares in the ESPP.

     In connection with the proposed transaction, LifePoint Hospitals and the Company intend to file with the Securities and Exchange Commission (“SEC”) a joint proxy statement/prospectus, as part of a Registration Statement on Form S-4, and other relevant materials. The joint proxy statement/prospectus will be mailed to the stockholders of LifePoint Hospitals and the Comapny. Investors and security holders are advised to read the joint proxy statement/prospectus, registration statement and other relevant materials when they become available, as well as any amendments or supplements to those documents, because they will contain important information about LifePoint Hospitals, the Company and the proposed transaction. In addition, the joint proxy statement/prospectus, registration statement and other relevant materials filed by LifePoint Hospitals or the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by LifePoint Hospitals by contacting Investor Relations, LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee, 37027, Phone: (615) 372-8500 and by the Company by contacting Investor Relations, Province Healthcare Company, 105 Westwood Place, Suite 400, Brentwood, Tennessee, 37027, Phone: (615) 370-1377.

     LifePoint Hospitals and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of LifePoint Hospitals, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of LifePoint Hospitals common stock, is set forth in the proxy statement for LifePoint Hospitals’ 2004 annual meeting, which was filed with the SEC on April 28, 2004. Information about the directors and executive officers of the Company, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of Company common stock, is set forth in the proxy statement for the Company’s 2004 annual meeting, which was filed with the SEC on April 20, 2004. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

     The foregoing may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Such forward-looking statements reflect the Company’s current expectations and beliefs and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in the forward-looking statements. For example, such risks, uncertainties, assumptions and other factors include, without limitation, the possibility that (1) the companies may be unable to obtain the required stockholder or regulatory approvals; (2) problems may arise in successfully integrating the businesses of the two companies; (3) the acquisition may involve unexpected costs; (4) the combined company may be unable to achieve cost-cutting synergies; (5) the businesses may suffer as a result of uncertainty surrounding the acquisition; and (6) the combined company may be subject to future regulatory or legislative actions. For a further discussion of these and other risks, uncertainties, assumptions and other factors, see the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update forward-looking statements.